SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934


                                October 12, 2000
                       (Date of Earliest Event Reported)


                        MORGAN STANLEY AIRCRAFT FINANCE

           (Exact Name of Registrant as Specified in Trust Agreement)


                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

         333-56575                                  13-3375162
         (Commission File                           (IRS Employer
         Number)                                    Identification No.)


                        Morgan Stanley Aircraft Finance
                          c/o Wilmington Trust Company
                            1100 North Market Street
                              Rodney Square North
                        Wilmington, Delaware 19890-1000
                   Attention: Corporate Trust Administration
                                 (302) 651-1000


             (Address and Telephone Number, Including Area Code, of
                    Registrant's Principal Executive Office)

Item 5. Other Events

     Attached hereto as Exhibit A is a copy of a Monthly Report to Noteholders dated October 12, 2000 sent to each holder of Notes due March 15, 2023 of Morgan Stanley Aircraft Finance and the Cash Analysis of Financial Condition and Results of Operations for the three month period from June 2000 to August 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            MORGAN STANLEY AIRCRAFT FINANCE


Date: October 12, 2000                      By: /s/ Alexander Frank
                                               --------------------
                                               Signatory Trustee

                                 EXHIBIT INDEX

Exhibit A - Report to Noteholders


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